                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              ____________________


               Date of Report (Date of earliest event reported):
                                JANUARY 25, 1995


                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                                    1-10157
                            (Commission File Number)


                                   95-3375118
                       (IRS Employer Identification No.)


           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
           (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number, including area code:
                                 (310) 452-4327

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

         ==============================================================

                    THIS REPORT INCLUDES A TOTAL OF 8 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 4.

Item 5.          Other Events.

                 On January 25, 1995, L.A. Gear California, Inc.
                 ("Borrower"), a wholly-owned subsidiary of L.A. Gear, Inc. (the "Company"), entered into the Third Amendment to Loan and Security Agreement dated as of January 25,1995 (the "Third Amendment") to the Loan and Security Agreement, dated as of November 22, 1993, between Borrower and BankAmerica Business Credit, Inc. ("Lender"), as amended to date (the "Loan Agreement"), pursuant to which Lender provides to Borrower a revolving line of credit facility for loans and letters of credit in an aggregate amount not to exceed $75 million. The Third Amendment principally amends the Loan Agreement to reduce the Adjusted Tangible Net Worth (as defined in the Loan Agreement) requirement from $165 million to $160 million for the Company's fiscal quarter ending November 30, 1994. The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, filed as exhibit 99.5 hereto and which is incorporated herein by reference.

Item 7.          Financial Statements and Exhibits.

                 (a)      Financial Statements of Business Acquired.
                          Not applicable.

                 (b)      Pro Forma Financial Information.
                          Not applicable.

                 (c)      Exhibits.

                          99.5 Third Amendment to Loan and Security Agreement dated as of January 25, 1995, by and between L.A. Gear California, Inc. and BankAmerica Business Credit, Inc.



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      L.A. GEAR, INC.



Dated:  January 26, 1995                      By: /s/    Thomas F. Larkins
                                                 -------------------------------
                                                     Thomas F. Larkins,
                                                     Senior Vice-President and
                                                     General Counsel





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                                 EXHIBIT INDEX

  Exhibit                                                                      Page
  No.                       Document                                            No.
  -------                   --------                                           ----
  99.5                    Third Amendment to Loan and Security                  5
                          Agreement dated as of January 25, 1995
                          by and between L.A. Gear California, Inc.
                          and BankAmerica Business Credit, Inc.





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                                                                    EXHIBIT 99.5

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of January 25, 1995, by and between L.A. Gear California, Inc., a California corporation ("Borrower"), and BankAmerica Business Credit, Inc., a Delaware corporation ("Lender").

         WHEREAS, Lender and Borrower entered into a certain Loan and Security Agreement, dated as of November 22, 1993, as amended by a First Amendment to Loan and Security Agreement dated as of May 31, 1994 and as amended by a Second Amendment to Loan and Security Agreement dated as of August 31, 1994 (the Loan and Security Agreement, as amended and supplemented, the "Agreement"); and

         WHEREAS, Borrower desires to amend the Agreement and Lender is willing to amend the Agreement, subject to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties agree as follows.

                            SECTION ONE - AMENDMENT

         1.1 Section 9.18 of the Agreement is amended to read in its entirety as follows:

                 "9.18 Adjusted Tangible Net Worth. Borrower will not permit Adjusted Tangible Net Worth as of the last day of any Fiscal Quarter to be less than $165,000,000, except that for the Fiscal Quarter ending November 30, 1994, Borrower will not permit Adjusted Tangible Net Worth to be less than $160,000,000."


                  SECTION TWO - REPRESENTATIONS AND WARRANTIES

         2.1 Acknowledgment of Borrower. Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by Borrower with all of the provisions of this Amendment (i) are within the powers and purposes of Borrower; (ii) have been duly authorized or approved by Borrower; and (iii) constitute the valid and binding obligation of Borrower, enforceable in accordance with its terms. Borrower reaffirms its obligation to pay all amounts due Lender under the Agreement in accordance with, and subject to, the terms thereof, as modified hereby.





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                       SECTION THREE - GENERAL PROVISIONS

         3.1 Agreement Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement remain unmodified and in full force and effect.

         3.2 Total Agreement. This Amendment, and all other agreements referred to herein or delivered in connection herewith, shall constitute the entire agreement between the parties relating to the subject matter hereof, shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

         3.3 Definitions. Unless specifically defined herein, all capitalized terms shall be defined in accordance with the Agreement.

         3.4 Severability. To the extent any provision of this Amendment is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of the Amendment.

                      SECTION FOUR - CONDITIONS PRECEDENT

         4.1 The effectiveness of this Amendment is subject to the Borrower paying to Lender the sum of $75,000 in consideration for Lender entering into this Amendment.





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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                          L.A. Gear California, Inc.
                                          California corporation



                                          By:  s/ William L. Benford
                                             ---------------------------
                                          Title:  President and Chief
                                                  Operating Officer



                                          BankAmerica Business Credit, Inc.
                                          Delaware corporation



                                          By:  /s/ Stephen King
                                             ---------------------------
                                          Title: Account Executive


                            RATIFICATION OF GUARANTY

         Raegal Finance Inc. hereby consents to the foregoing and confirms that its Guaranty dated as of November 22, 1993 in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.



                                            Raegal Finance, Inc.



                                          By:  /s/ William L. Benford
                                             ---------------------------
                                          Title: President and Chief
                                                 Operating Officer





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         L.A. Gear, Inc. hereby consents to the foregoing and confirms that its
Guaranty dated as of November 22, 1993 in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.



                                            L.A. Gear, Inc.



                                            By:  /s/  William L. Benford
                                                -------------------------
                                            Title:  President and Chief
                                                    Operating Officer





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